UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2015

Ultimate Products Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-54069	77-070713267
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9450 SW Gemini Dr. #73268, Beaverton OR, 97008-7105

 (Address of principal executive offices)

 (Registrant's telephone number, including area code):  415-883-4408

530 Alameda Del Prado, Suite 339, Novato Ca. 94949

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4-Matters Related to Accountants and Financial Statements

Item 4.01

Changes in Registrant's Certifying Accountant.

(a)

Previous Independent Registered Public Accounting Firm

On June 16, 2015, Ultimate Products Corporation (the “Company”) accepted the resignation of Terry L. Johnson, CPA, as the independent registered public accounting firm of the Company.  The resignation of Terry L. Johnson, CPA was approved by the Company’s Board of Directors.

The reports of Terry L. Johnson, CPA on the Company’s financial statements as of and for the fiscal years ended March 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle except as follows:

“The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is in development stage and has experienced losses from operations since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in this regard are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the Company’s fiscal years ended March 31, 2014 and through June 16, 2015, there were no disagreements with Terry L. Johnson, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Terry L. Johnson, CPA, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years. During the Company’s fiscal year ended March 31, 2014 and through June 16, 2015, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished a copy of the disclosures herein to Terry L. Johnson, CPA and requested that Terry L. Johnson, CPA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with the above statements. A copy of such letter, dated June 18, 2015, is filed as Exhibit 16.1 to this Form 8-K.

(b)

New Independent Registered Public Accounting Firm

On June 16, 2015, the Company’s Board of Directors engaged Scrudato & Co., PA as its new independent registered public accounting firm to audit the Company’s financial statements for the Company’s fiscal year ending March 31, 2015.

Section 9- Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.

Description

16.1

Letter from Terry L. Johnson, CPA to the Securities and Exchange Commission dated June 18, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ultimate Products Corporation

Date: June 18, 2015	By:	/s/ George M. Vogelei
George M. Vogelei
Chief Executive Officer/Director

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